                             NATIONWIDE MUTUAL FUNDS
                        Nationwide Micro Cap Equity Fund

                        Supplement dated October 31, 2007
       to the Prospectus dated February 28, 2007 (as revised May 1, 2007)

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

Effective November 1, 2007, all share classes of the Nationwide Micro Cap Equity
Fund (the "Fund") will be reopened to new  investors,  including  any  exchanges from other Nationwide Funds. All references  related to the Fund being closed to new investors are hereby deleted.

The Adviser  will  continue to monitor  cash  inflows and  reserves the right to discontinue  new  purchases  of  Fund  shares  by  new  investors  and  existing shareholders  at some future  point,  excluding  reinvestment  of dividends  and distributions  of  existing  shareholders.  If this  occurs,  shareholders  will receive advance notice.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PS-MCE-3